UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2014

Corporate Capital Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 814-00827

Maryland	27-2857503
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CNL Center at City Commons 450 South Orange Avenue Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 24, 2014 Corporate Capital Trust issued a press release discussing its financial results for the year ended December 31, 2013. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01. Other Events

On March 18, 2014, our board of directors declared distribution rates per share of $0.015483 based on weekly record dates from April 1, 2014 through and including June 24, 2014. The distributions will be paid by us monthly in accordance with the schedule below. It is anticipated that these distributions, in the aggregate, will be substantially supported by our taxable income and the sources of distributions will be disclosed in our regular financial reports. The record dates and payment dates will be as follows:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share

April 1, 2014	April 30, 2014	$0.015483
April 8, 2014	April 30, 2014	$0.015483
April 15, 2014	April 30, 2014	$0.015483
April 22, 2014	April 30, 2014	$0.015483
April 29, 2014	April 30, 2014	$0.015483
May 6, 2014	May 28, 2014	$0.015483
May 13, 2014	May 28, 2014	$0.015483
May 20, 2014	May 28, 2014	$0.015483
May 27, 2014	May 28, 2014	$0.015483
June 3, 2014	June 25, 2014	$0.015483
June 10, 2014	June 25, 2014	$0.015483
June 17, 2014	June 25, 2014	$0.015483
June 24, 2014	June 25, 2014	$0.015483

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated March 24, 2014

Forward-Looking Statements

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. Given these uncertainties, we caution investors and potential investors not to place undue reliance on such statements. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2014	CORPORATE CAPITAL TRUST, INC.

	By	/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre
Chief Financial Officer